                                                                    EXHIBIT 10.2

                    INTELLECTUAL PROPERTY SECURITY AGREEMENT
                    [Communications & Power Industries, Inc.]


     This Intellectual Property Security Agreement (the "Agreement"), dated as of December 15, 2000, is made by COMMUNICATIONS & POWER INDUSTRIES, INC., a Delaware corporation (together with its successors and assigns, "Grantor"), in favor of FOOTHILL CAPITAL CORPORATION, a California corporation, as agent for the Lenders (in such capacity, "Agent" with respect to the following facts:

     A. Grantor has adopted certain trademarks and service marks, as identified herein and in Schedule A annexed hereto and made a part hereof, and

     B. Grantor is the owner and holder of certain patents, patent applications, inventions and trade secret information, as identified herein and in Schedule B annexed hereto and made a part hereof.

     C. Grantor is the owner of the copyrights in certain works of authorship, as described herein and in Schedule C annexed hereto and made a part hereof.

     D. Grantor, the Obligors named therein, Agent, and the Lenders named therein have entered into that certain Loan and Security Agreement dated as of December 15, 2000 (as from time to time amended, modified or supplemented in accordance with its terms, the "Loan Agreement"). Capitalized terms, which are used herein but not defined herein, shall have the meanings ascribed to them in the Loan Agreement. Pursuant to the Loan Agreement the Lender Group has agreed to extend credit to or for the account of Grantor in the form of a term loan and revolving credit facility, and Grantor has granted to Agent, for the benefit of the Lender Group, a security interest in substantially all of Grantor's assets as security for all Obligations.

     E. To induce the Lender Group to enter into the Loan Agreement and to accept all of the Loan Documents, and to make advances and otherwise extend credit to Grantor thereunder, Grantor has agreed to secure the payment and performance of the Obligations and to accomplish same by executing and delivering to Agent (i) this Agreement, (ii) a Security Interest in Trademarks and a Security Interest in Patents, (iii) a Power of Attorney, and (iv) any and all other documents which Agent reasonably deems necessary to protect the Lender Group's interests hereunder or with respect to the payment or performance of the Obligations.

     F. This Agreement is the Intellectual Property Security Agreement as defined and described in the Loan Agreement.

     NOW, THEREFORE, IT IS AGREED that, for and in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and as collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Obligations, Grantor hereby pledges and grants to Agent, for the benefit of the Lender Group, a lien and security interest in all of Grantor's right, title and interest in and to the following property and interests in property, whether now owned by Grantor or hereafter acquired and whether now existing or hereafter coming into existence (all being collectively referred to herein as "IP Collateral"):

          (a) all of Grantor's right, title and interest in and to trademarks, trade names, trade styles, service marks, logos, emblems, prints and labels, all elements of package or trade dress of goods, and all general intangibles of like nature, now existing or hereafter adopted or acquired by Grantor, together with the goodwill of Grantor's business connected with the use thereof and symbolized thereby, and all applications, registrations and recordings thereof, including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States or in any office of the Secretary of State (or equivalent) of any state thereof, or in any similar office or agency of any country or political subdivision thereof throughout the world, whether now owned or hereafter acquired by Grantor, including, but not limited to, those described in Schedule A annexed hereto and made a part hereof, together with all extensions, renewals and corrections thereof and all licenses or other contracts pertaining thereto and all general intangibles relating thereto (all of the foregoing assets encompassed by this subparagraph 1(a) being hereinafter collectively referred to as the "Trademarks");

          (b) all of Grantor's right, title and interest in and to all inventions and letters patent and applications therefor, and all registrations and recordings thereof, including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States or any state thereof, or in any similar office or agency of any country or political subdivision thereof throughout the world, whether now owned or hereafter acquired by Grantor, including, but not limited to, those described in Schedule B annexed hereto and made a part hereof, together with all re-examinations, reissues, continuations, continuations-in-part, divisions, improvements and extensions thereof and all licenses or other contracts pertaining thereto, all rights to file patent applications, and all licenses of patent rights to Grantor now in effect or entered into during the term of this Agreement and the rights to make, use and sell, and all other rights with respect to, the inventions disclosed or claimed therein, all inventions, designs, proprietary or technical information, know-how, other data or information, software, databases, all embodiments or fixations thereof and related documentation, all information having value in connection with Grantor's business and all other trade secret rights not described above, and the general intangibles relating to any of the foregoing (all of the foregoing assets encompassed by this subparagraph 1(b) being hereinafter collectively referred to as the "Patents");

          (c) all of Grantor's right, title and interest in and to copyrights in works of authorship of any kind, and all applications, registrations and recordings thereof in the Office of the United States Register of Copyrights, Library of Congress, or in any similar office or agency of any country or political subdivision thereof throughout the world, whether now owned or hereafter acquired by Grantor, including, but not limited to, those described in Schedule C annexed hereto and made a part hereof, together with all extensions, renewals, reversionary rights, and corrections thereof and all licenses or other contracts or pertaining thereto, and all general intangibles relating thereto (all of the foregoing assets encompassed by this subparagraph 1(c) hereinafter collectively referred to as the "Copyrights");

          (d) all of Grantor's customer lists and other records of Grantor relating to the distribution of products bearing, constituting or incorporating the Trademarks, Patents and Copyrights; and

          (e) any and all proceeds of the foregoing, including, without limitation, the proceeds from any claims by Grantor against third parties for past, present or future infringement of the Trademarks, Patents or Copyrights and any royalties from licenses to third parties of the Trademarks, Patents or Copyrights.

Notwithstanding any of the foregoing premises to the contrary, the grant of a security interest as provided herein shall not extend to, and the term "IP Collateral" shall not include, any property of Grantor (whether owned or held as licensee or lessee, or otherwise), to the extent that (i) such property is not assignable or capable of being encumbered as a matter of law or under the terms of the license or other agreement applicable thereto (but solely to the extent that any such restriction shall be enforceable under applicable law), without the consent of the licensor thereof or other applicable party thereto and (ii) such consent has not been obtained; provided, however, that the foregoing grant of security interest shall extend to, and the term "IP Collateral" shall include, any proceeds of any property which is otherwise excluded under phrase
(i) to the extent that assignment or encumbrance of such proceeds is not restricted.

     1.   Grantor hereby represents, warrants, covenants and agrees as follows:

          (a) Grantor has the sole, full and clear title to the Trademarks for the goods and services with which the Trademarks are used (except as provided in paragraph 1(g) below and in Schedules A and A-1 attached hereto). Except for the Trademarks set forth on Schedule A-1, the registrations of the Trademarks are valid and subsisting and in full force and effect. Grantor has not granted a license or otherwise agreed to allow any third party, other than its Subsidiaries in the ordinary course of their business, to use any Trademark (except as provided in Schedule A attached hereto). Grantor has used and will continue to use for the duration of this Agreement standards of quality in the manufacture of products sold under the Trademarks that are at least equal to those standards in effect as of the date of this Agreement to the extent that the failure to do so would cause a Material Adverse Change.

          (b) Grantor (either itself or through its licensees) will continue to use the Trademarks on each and every trademark class of goods applicable to its current lines of goods as reflected in its current catalogs, brochures and price lists in order to maintain the Trademarks in full force and effect, in the ordinary course of business, free from any claim of abandonment for nonuse, and Grantor will not (and will not permit any licensee thereof to) do any act or knowingly omit to do any act whereby any Trademark may become invalidated, provided, however, that Grantor may abandon any Trademark if Grantor believes in its reasonable business judgment that such abandonment is in the best interest of Grantor's business, provided, further, that (i) Grantor gives Agent prompt written notice of Grantor's intent to abandon any Trademark at least 30 days prior to abandonment, and (ii) such abandonment will not, itself or in conjunction with any other event, materially decrease the value of the IP Collateral. Grantor hereby informs Agent that Grantor may have heretofore abandoned the Trademarks listed on Schedule A-1.

          (c) Grantor has the sole, full and clear title to the Patents shown on Schedule B hereto and such patents are valid and subsisting and in full force and effect and have not been adjudged or, to Grantor's knowledge, claimed invalid or unenforceable in whole or in part (except as provided in paragraph l(g) below and in Schedules B and B-1 attached hereto). Grantor has not granted a license or otherwise agreed to allow any third party, other than its Subsidiaries in the ordinary course of their business, to use any Patent (except as provided in Schedule B attached hereto). Grantor (either itself or through its licensees) shall mark products made and sold under the Patents in accordance with the U.S. Patent Act and other applicable laws. Grantor shall diligently prosecute any patent application now pending or acquired or made by it during the term of this Agreement, shall make applications on unpatented but patentable inventions, and shall preserve and maintain all rights of any kind in the Patents, which, in each case, Grantor believes in its reasonable business judgment are in the best business interests of Grantor. Grantor believes that none of the Patents (other than those listed on Schedule B-1) has been abandoned or dedicated and Grantor will not do any act, or omit to do any act, nor permit any licensee thereof to do any act whereby any Patent may become abandoned or dedicated and shall notify Foothill immediately if it knows or has reason to believe that any material Patent may become abandoned or dedicated, provided, however, that Grantor may abandon any Patent if Grantor believes in its reasonable business judgment that such abandonment is in the best interest of Grantor's business, provided, further, that (i) Grantor gives Agent prompt written notice of Grantor's intent to abandon any Patent at least 30 days prior to abandonment, and (ii) such abandonment will not, itself or in conjunction with any other event, materially decrease the value of the IP Collateral.

          (d) Grantor (either itself or through its licensees) will place appropriate notice of copyright on all copies embodying copyrighted works which are publicly distributed and Grantor will not (and will not permit any licensee thereof to) do any act or knowingly omit to do any act whereby any Copyright may become invalidated or dedicated to the public domain.

          (e) Grantor will promptly perform all acts and execute all documents, including, without limitation, grants of security in forms acceptable to Agent and suitable for recording with (i) the United States Patent and Trademark Office and the United States Register of Copyrights, and (ii) the appropriate offices and agencies of foreign jurisdictions reasonably requested by Agent at any time to evidence, perfect, maintain, record or enforce the Agent's interest, for the benefit of the Lender Group, in the IP Collateral or otherwise in furtherance of the provisions of this Agreement. Grantor hereby authorizes Agent to execute and file one or more financing statements (and any similar documents) or copies thereof or of this Agreement with respect to the IP Collateral signed only by Agent (with a copy sent to Grantor).

          (f) In the event that Grantor, either itself or through any subsidiary, affiliate, agent, employee, licensee or designee, shall file an application for the issuance of any Patent or registration of any Trademark with the United States Patent and Trademark Office, or any similar office of the United States or in any office of the Secretary of State (or equivalent) of any state thereof, or for the registration of any Copyright with the United States Register of Copyrights, or for the registration of any Patent, Trademark or Copyright in any similar office or agency of any country or political subdivision thereof throughout the world, or shall obtain issuance of any Patent or registration of any Trademark or Copyright previously applied for, or shall adopt, acquire or obtain rights to any new trademark, patent application or work for which a copyright application has been or is expected to be filed, or become entitled to the benefit of any patent application or any patent or any part thereof for reissue, re-examination, continuation, continuation-in-part, division, improvement or extension, Grantor shall (i) inform Agent of any such event or action in monthly reports which Grantor is required to deliver to Agent pursuant to the Loan Agreement, and (ii) execute and deliver any and all assignments, agreements, instruments, documents and papers as are necessary or appropriate or as Agent may reasonably request to evidence Agent's interest, for the benefit of the Lender Group, in such Trademark, Patent or Copyright and the goodwill and general intangibles of Grantor relating thereto or represented thereby. Grantor hereby constitutes Agent, or its agent, its attorney-in-fact to execute and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power being coupled with an interest is irrevocable until the Obligations are paid in full. Grantor authorizes the amendment of the schedules hereto to include any future Trademark, Patent or Copyright registrations or applications which may be acquired or made by Grantor.

          (g) Grantor has the authority, right and power to enter into this Agreement and to perform its terms and to grant the security interest herein granted, and has not entered and will not enter into any oral or written agreements which would prevent Grantor from complying with the terms hereof, provided, however, Grantor may enter into or maintain in effect such license agreements (including, without limitation, those set forth on Schedules A, B and C hereto) with respect to the IP Collateral as Grantor believes in its reasonable business judgment are in the best interest of Grantor's business, so long as any such license agreement permits the assignment thereof to Agent for the benefit of the Lender Group. The IP Collateral is not, to Grantor's knowledge, now, and at all times will not be, subject to any liens, charges, mortgages, assignments, security interests, licenses, claims, shop rights, covenants not to sue third persons, or encumbrances of any nature whatsoever, except in favor of Agent for the benefit of the Lender Group; provided, however, Grantor may enter into such license agreements with respect to the IP Collateral as Grantor believes in its reasonable business judgment are in the best interest of Grantor's business, so long as any such license agreement permits the assignment thereof to Agent for the benefit of the Lender Group. To the best knowledge of Grantor, none of the IP Collateral is subject to any claims of any other party, except as may be indicated on Schedules A, B and C to this Agreement.

          (h) Except for Permitted Liens and to the extent that Agent and the Lenders, upon prior written notice from Grantor, shall consent, Grantor will not assign, sell, mortgage, lease, transfer, pledge, hypothecate, grant a security interest in or lien upon, encumber, grant an exclusive license, or otherwise dispose of any of the IP Collateral, and nothing in this Agreement shall be deemed a consent by Agent or any Lender to any such action except as expressly permitted herein.

          (i) As of the date hereof Grantor has no Trademarks, Patents or Copyrights registered, or which are the subject of any pending application, in the United States Patent and Trademark Office, or any similar office of the United States or in any office of the Secretary of State (or equivalent) of any state thereof, or the United States Register of Copyrights, or in any similar office or agency of any country or political subdivision thereof throughout the world, other than those identified in Schedules A, B and C hereto.

          (j) Grantor will take all commercially reasonable steps in any proceeding before the United States Patent and Trademark Office, United States Register of Copyrights or similar office or agency of the United States or any office of the Secretary of State (or equivalent) of any state thereof, or in any similar office or agency of any country or political subdivision thereof throughout the world, to maintain each application and registration of the IP Collateral, including, without limitation, filing of renewals, extensions, affidavits of use and incontestability, and opposition, interference and cancellation proceedings (except to the extent that dedication, abandonment or invalidation is permitted under paragraphs 1(b) and 1(c) hereof). Grantor shall notify Agent promptly in writing if any application or registration relating to any IP Collateral may become abandoned or dedicated or subject to an adverse final determination in any proceeding in the United States Patent and Trademark Office or United States Register of Copyrights or in any similar office or agency of any country or political subdivision thereof throughout the world or in any court regarding Grantor's ownership of such Patent or Trademark, its right to register same, or to keep or maintain the validity of same.

          (k) In the event that Grantor acquires actual knowledge that any Trademark, Patent or Copyright is infringed, misappropriated or diluted by a third party, Grantor shall promptly sue for infringement, misappropriation and/or dilution and to obtain injunctive relief and recover damages therefor, unless Grantor shall determine in its reasonable business judgment that such suit is not in the best interest of Grantor's business, and Grantor shall take such other actions reasonably required to protect such Trademark, Patent or Copyright as Grantor shall deem appropriate in its reasonable business judgment under the circumstances. Upon and during the continuance of an Event of Default, Agent shall have the right, but in no way shall be obligated, to bring suit in its own name to enforce the Trademarks, Patents and Copyrights and any licenses thereunder, in which event Grantor shall, at the request of Agent, do any and all lawful acts requested by Agent and execute any and all documents required by to aid such enforcement, and Grantor shall, upon demand, promptly reimburse and indemnify Agent for all costs and expenses incurred in such enforcement.

     2. Upon and during the continuation of an Event of Default, the Required Lenders (at their election but without notice of their election and without demand) may, except to the extent otherwise expressly provided or required below, authorize and instruct Agent to do any one or more of the following on behalf of the Lender Group (and Agent, acting upon the instructions of the Required Lenders, shall do the same on behalf of the Lender Group), all of which are authorized by Grantor, in addition to all other rights and remedies provided for in the Loan Documents, all such rights and remedies being cumulative, not exclusive, and enforceable alternatively, successively or concurrently, without (except as provided herein or in the other Loan Documents) notice to, or consent by, Grantor:

          (a) Agent may (without assuming any obligations or liability thereunder), at any time, enforce (and shall have the exclusive right to enforce) against any licensee or sublicensee all rights and remedies of Grantor in, to and under any one or more license agreements with respect to the IP Collateral, and take or refrain from taking any action under any thereof, and Grantor hereby releases each member of the Lender Group from, and agrees to hold each member of the Lender Group free and harmless from and against any claims arising out of, any action taken or omitted to be taken with respect to any such license agreement;

          (b) Agent may, at any time and from time to time, upon ten (10) days' prior notice to Grantor, assign, sell, or otherwise dispose of the IP Collateral or any of it, either with or without special or other conditions or stipulations, with power to buy the IP Collateral or any part of it, and do all other acts and things for completing the assignment, sale or disposition which Agent shall, in its sole discretion, deem appropriate or proper;

          (c) In addition to the foregoing, in order to implement the assignment, sale, license or other disposal of any of the IP Collateral pursuant to subparagraphs 2(a) and (b) hereof, Agent may, at any time and from time to time, pursuant to the authority granted in the Power of Attorney described in paragraph 3 hereof (such authority becoming effective upon an Event of Default), execute and deliver on behalf of Grantor one or more instruments of assignment, sale, license or other disposition of the IP Collateral. Grantor agrees to pay when due all reasonable costs incurred in any such transfer of the IP Collateral, including any taxes, fees and reasonable attorneys' fees, and all such costs shall be added to the Obligations. Agent may apply the proceeds actually received from any such license, assignment, sale or other disposition in accordance with paragraph (d) of this Section 2; and Grantor shall remain liable and will pay Agent on demand any deficiency remaining, together with interest thereon at a rate equal to the rate then payable on the Obligations and the balance of any expenses unpaid. Nothing herein contained shall be construed as requiring Agent to take any such action at any time; and

          (d) Except as otherwise herein expressly provided, the proceeds of any collection, sale or other realization of all or any part of the IP Collateral pursuant hereto, shall be applied to the Obligations in such order as Agent shall determine consistent with Section 2.4(b) of the Loan Agreement until the Obligations shall have been paid in full in cash.

     3. Concurrently with the execution and delivery hereof, Grantor is executing and delivering to Agent, in the form of Exhibit A hereto, respectively, three originals of a Power of Attorney for the implementation of any assignment, sale or other disposition of the Trademarks, Patents or Copyrights or any of them pursuant to paragraphs 2(a), (b) and (c) hereof.

     4. No provision hereof shall be modified, altered or limited except by a written instrument expressly referring to this Agreement and executed by the party to be charged. The execution and delivery of this Agreement has been properly authorized by the board of directors of Grantor and by any necessary vote or consent of stockholders thereof. This Agreement shall be binding upon the successors, permitted assigns or other legal representatives of Grantor, and shall inure to the benefit of the Lender Group, their successors, permitted assigns or other legal representatives. This Agreement, the Obligations and the IP Collateral shall be governed in all respects by the laws of the United States and the laws of the State of New York. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby. In the event of any inconsistency between the terms of this Agreement and the terms of the Loan Agreement, the terms of the Loan Agreement shall control.

     5. This Agreement shall continue to be effective and shall be reinstated in the event that at any time after the Obligations have been paid in full, any payment of the Obligations is rescinded or must otherwise be restored or returned by any of the Lender Group.

     6. Upon payment in full in cash and performance by Grantor of all of the Obligations (other than indemnification obligations for which no claim has been made) and upon the termination of the Loan Agreement, this Agreement shall terminate and Agent shall execute, file and record in each office in which any financing statement or assignment relative to the IP Collateral, or any part thereof, shall have been filed, a termination statement, assignment or other appropriate instrument releasing its interest therein, all without recourse to or warranty by any of the Lender Group and at the sole cost and expense of Grantor.

     7. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

     IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed and delivered on the day and year first above written.


COMMUNICATIONS & POWER INDUSTRIES, INC.


By:
   -------------------------------------

Name:
     -----------------------------------

Title:
      ----------------------------------

                                   SCHEDULE A
                                   TRADEMARKS

                                  SCHEDULE A-1
                              ABANDONED TRADEMARKS

                                   SCHEDULE B
                                     PATENTS

                                  SCHEDULE B-1
                                ABANDONED PATENTS

                                   SCHEDULE C
                                   COPYRIGHTS

                                     [None]

                                    EXHIBIT A

                                POWER OF ATTORNEY

     Pursuant to the terms of that certain Loan and Security Agreement (the "Loan Agreement") among the Company, Agent (as defined below), the Lenders named therein, and the other Obligors named therein and that certain Intellectual Property Security Agreement by the undersigned (the "Company") in favor of Agent, both of even date herewith, as each may be amended, restated, modified or supplemented and in effect from time to time, the Company hereby grants to Foothill Capital Corporation, a California corporation, as agent for the Lenders (in such capacity, "Agent") a power of attorney, for use solely upon the occurrence and during the continuation of an Event of Default (as defined in the Loan Agreement):

        (i) to offer to sell, to sell, to assign, to license, or to otherwise transfer (collectively, "transfer") any or all of the Company's right, title and interest around the world in and to the trademarks listed on SCHEDULE A attached hereto, including the registrations and applications to register such trademarks and all goodwill associated with such trademarks;

        (ii) to offer to sell, to sell, to assign, to license, or to otherwise transfer (collectively, "transfer") any or all of the Company's right, title and interest around the world in and to the patents listed on SCHEDULE B attached hereto, including the registrations and applications to register such patents and all goodwill associated with such patents;

        (iii) to offer to sell, to sell, to assign, to license, or to otherwise transfer (collectively, "transfer") any or all of the Company's right, title and interest around the world in and to the copyrights listed on SCHEDULE C attached hereto, including the registrations and applications to register such copyrights;

        (iv) to execute all documents on its behalf and do all acts necessary or desirable to effect the above stated transfers of right, as if Agent were the Company at all appropriate times;

        (v) to receive and retain consideration, including money, in connection with and in payment for any such transfer.

        (vi) to endorse Company's name on all applications, documents, papers and instruments necessary for Agent in the use or maintenance of the IP Collateral.

        (vii) to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the IP Collateral;

        (viii) to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (vii) above;

        (ix) to file any claims or take any action or institute any proceedings that Agent may deem necessary or desirable for the collection of any of the IP Collateral or otherwise to enforce the rights of Agent with respect to any of the IP Collateral; and

        (x) to pay or discharge taxes or Liens (other than Liens permitted under the Intellectual Property Security Agreement or the Loan Agreement) levied or placed upon or threatened against the IP Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Agent to become Obligations of the Company to Agent, due and payable immediately without demand; provided, however, that unless an Event of Default shall have occurred and be continuing, Agent may not pay or discharge any such tax or lien which is being contested in good faith by appropriate proceedings promptly instituted and diligently conducted and for which such reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made.

     All transfers and such acts as described above are hereby ratified and confirmed by the Company.

     This Power of Attorney is coupled with an interest and is irrevocable except with the consent of Foothill.

     Capitalized terms, which are used herein but not defined herein, shall have the meanings ascribed to them in the Loan Agreement and the Intellectual Property Security Agreement.


            [The remainder of this page is intentionally left blank.]

Dated December   , 2000.
               --


COMMUNICATIONS & POWER INDUSTRIES, INC.


By:
   -------------------------------------

Name:
     -----------------------------------

Title:
      ----------------------------------



SUBSCRIBED AND SWORN TO
before me this    day of December, 2000.
               --



----------------------------------------
Notary Public [Seal]